UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.               Regulation FD Disclosure.

On May 13, 2008 at 8:40 a.m. (EST), Ronald E. Logue, Chairman and Chief Executive Officer of State Street Corporation, and Edward J. Resch, State Street’s Executive Vice President and Chief Financial Officer, will provide a presentation at the UBS Global Financial Services Conference.  The presentation slides that Mr. Logue and Mr. Resch will present are furnished herewith as Exhibit 99.1, and are incorporated herein by reference.   The presentation will be accessible, in listen-only mode, on State Street’s investor relations home page, at www.statestreet.com/stockholder. Recorded replays of the presentation will be available on the web site beginning at 2:00 p.m. (EST) that day.

Item 9.01.               Financial Statements and exhibits.

(c)   Exhibits.        Conference slides for the presentation by Mr. Logue and Mr. Resch at the UBS Global Financial Services Conference on May 13, 2008 are furnished herewith as Exhibit 99.1.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ JAMES J. MALERBA
Name:	James J. Malerba
Title:	Senior Vice President and Corporate Controller

Date: May 13, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference slides for the presentation by Mr. Logue and Mr. Resch at the UBS Global Financial Services Conference on May 13, 2008.